                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated November 15, 2002, relating to the financial statements and financial highlights which appears in the September 30, 2002 Annual Report to Shareholders of the Loomis Sayles Bond Fund, Global Bond Fund, Investment Grade Bond Fund, U.S. Government Securities Fund and Managed Bond, portfolios of Loomis Sayles Funds, and the Loomis Sayles Benchmark Core Bond Fund, a portfolio of Loomis Sayles Investment Trust, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Independent Accountants" in such Registration Statement.




PricewaterhouseCoopers LLP
Boston, Massachusetts
January 30, 2003

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated November 15, 2002, relating to the financial statements and financial highlights which appear in the September 30, 2002 Annual Reports to Shareholders of the Loomis Sayles Mid Cap Growth Fund, Provident Fund, and Small Company Growth Fund, portfolios of Loomis Sayles Investment Trust, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Independent Accountants" in such Registration Statement.




PricewaterhouseCoopers LLP
Boston, Massachusetts
January 30, 2003

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated November 15, 2002, relating to the financial statements and financial highlights which appears in the September 30, 2002 Annual Reports to Shareholders of the Loomis Sayles Core Plus Fixed Income Fund, Fixed Income Fund, Institutional High Income Fund, Intermediate Duration Fixed Income Fund, and Investment Grade Fixed Income Fund, portfolios of Loomis Sayles Investment Trust, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Independent Accountants" in such Registration Statement.




PricewaterhouseCoopers LLP
Boston, Massachusetts
January 30, 2003